PFM MULTI-MANAGER SERIES TRUST
(the “Trust”)

PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
PFM Multi-Manager Fixed-Income Fund

Supplement dated December 13, 2019
to the Trust’s statutory and summary prospectuses dated January 28, 2019

Effective immediately, with respect to their passive investment allocations, the Funds will transition from using a direct investment index replication strategy to investing in index tracking, passively managed exchange-traded funds (“ETFs”). Accordingly, all references in the Funds’ prospectuses to “Index replication” strategies and risks are hereby deleted.  Additionally, the prospectuses are supplemented as follows:

PFM Multi-Manager Domestic Equity Fund
The first paragraph in the “Principal Investment Strategies” section for the Domestic Equity Fund is replaced with the following:

“In seeking long-term capital appreciation, the Domestic Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. based companies, in derivatives and other instruments that have economic characteristics similar to such securities, and in exchange-traded funds (“ETFs”) investing in the U.S. market. Companies are considered to be U.S. based if they are organized under the laws of the United States, have a principal office in the United States, or have their principal securities market in the United States.”

The last bullet point in the “Principal Investment Strategies” section for the Domestic Equity Fund is replaced with the following:

“Passive Allocation.  The Domestic Equity Fund expects to allocate between 30% and 80% of its assets to passively managed ETFs, such as those tracking the Russell 3000 Index.  From time to time, the Adviser may over-weight or under-weight certain segments of the U.S. equity market in an attempt to outperform it.  The Adviser may use ETFs, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.”

The last paragraph of the “Principal Investment Strategies” section for the Domestic Equity Fund is replaced with the following:

“The Domestic Equity Fund generally will seek to implement its passive investment strategy through investments in ETFs and other registered investment companies instead of direct investments. The Fund may invest up to 20% of its assets in derivatives.”

PFM Multi-Manager International Equity Fund
The first paragraph in the “Principal Investment Strategies” section for the International Equity Fund is replaced with the following:

“In seeking long-term capital appreciation, the International Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, in derivatives and other instruments that have economic characteristics similar to such securities, and in exchange-traded funds (“ETFs”).  Under normal circumstances, the International Equity Fund will provide exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.”

The last bullet point in the “Principal Investment Strategies” section for the International Equity Fund is replaced with the following:

“Passive Allocation.  The International Equity Fund expects to allocate between 30% and 75% of its assets to passively managed ETFs, such as those tracking the MSCI ACWI ex USA Index.  From time to time, the Adviser may over-weight or under-weight certain segments of the non-U.S. equity markets in an attempt to outperform it.  The Adviser may use ETFs, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of those markets based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.”

The last paragraph of the “Principal Investment Strategies” section in the International Equity Fund is replaced with the following:

“The International Equity Fund generally will seek to implement its passive investment strategy through investments in ETFs and other registered investment companies instead of direct investments. The Fund may invest up to 20% of its assets in derivatives.”

PFM Multi-Manager Fixed Income Fund
The last bullet point in the “Principal Investment Strategies” section for the Fixed Income Fund is replaced with the following:

“Passive Allocation.  The Fixed Income Fund expects to allocate between 0% and 60% of its assets to passively managed exchange-traded funds (“ETFs), such as those tracking the Bloomberg Barclays US Aggregate Bond Index.  From time to time, the Adviser may over-weight or under-weight certain segments of the fixed income market in an attempt to outperform it.  The Adviser may use ETFs, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.”

The third to last paragraph of the “Principal Investment Strategies” section for the Fixed Income Fund is replaced with the following:

“If the Fixed Income Fund allocates a portion of its investments to a passive investment strategy, it may seek to use ETFs and other registered investment companies instead of direct investments. The Fund may invest up to 20% of its assets in derivatives.”

This supplement amends the prospectuses, each dated January 28, 2019. You can find the prospectuses online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling
1-833-PFM-MMST (1-883-736-6678).

Please keep this supplement with your prospectus for future reference.